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                                                                      EXHIBIT 24

                            T. ROWE PRICE GROUP, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of T. Rowe Price Group, Inc., a Maryland corporation, constitute and appoint
George A. Roche, Joseph P. Croteau and Barbara A. Van Horn, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Group, Inc., its Registration Statement on Form S-8, and any amendment (including post-effective amendments) or supplement thereto, relating to the offer and sale of common stock of T. Rowe Price Group, Inc.
pursuant to the 2001 Stock Incentive Plan and the 1986 Employee Stock Purchase
Plan, and to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Group, Inc., its Post-Effective Amendment No. 2 to
Form S-8 for the 1993 Stock Incentive Plan and its Post-Effective Amendment No.
2 to Form S-8 for the 1996 Stock Incentive Plan relating to the deregistration of shares thereunder, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

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

Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ George A. Roche                             Chairman of the Board and President                   April 20, 2001
---------------------------------                 (Principal Executive Officer)
George A. Roche

/s/ Joseph P. Croteau                              Vice President and Treasurer                       April 20, 2001
---------------------------------                 (Principal Accounting Officer)
Joseph P. Croteau

/s/ Edward C. Bernard                                        Director                                 April 20, 2001
---------------------------------
Edward C. Bernard
                                                             Director                                 _______, 2001
---------------------------------
D. William J. Garrett

/s/ Donald B. Hebb, Jr.                                      Director                                 April 20, 2001
---------------------------------
Donald B. Hebb, Jr.

/s/ Henry H. Hopkins                                         Director                                 April 20, 2001
---------------------------------
Henry H. Hopkins

/s/ James A.C. Kennedy                                       Director                                 April 20, 2001
---------------------------------
James A.C. Kennedy

/s/ John H. Laporte                                          Director                                 April 20, 2001
---------------------------------
John H. Laporte

/s/ Richard L. Menschel                                      Director                                 April 25, 2001
---------------------------------
Richard L. Menschel

/s/ William T. Reynolds                                      Director                                 April 20, 2001
---------------------------------
William T. Reynolds

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

/s/ James S. Riepe                                           Director                                 April 20, 2001
---------------------------------
James S. Riepe

/s/ Brian C. Rogers                                          Director                                 April 20, 2001
---------------------------------
Brian C. Rogers

/s/ M. David Testa                                           Director                                 April 20, 2001
---------------------------------
M. David Testa

/s/ Martin G. Wade                                           Director                                 April 25, 2001
---------------------------------
Martin G. Wade

/s/ Anne Marie Whittemore                                    Director                                 April 25, 2001
---------------------------------
Anne Marie Whittemore

/s/ Cristina Wasiak                                     Managing Director                             April 25, 2001
---------------------------------                 (Principal Financial Officer)
Cristina Wasiak
